(2_FIDELITY_LOGOS)FIDELITY

MAGELLAN(REGISTERED TRADEMARK)
FUND
ANNUAL REPORT
MARCH 31, 1998
CONTENTS

PRESIDENT'S MESSAGE     3   NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE             4   HOW THE FUND HAS DONE OVER TIME.

FUND TALK               6   THE MANAGER'S REVIEW OF FUND
                            PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES      10  A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                            INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS             11  A COMPLETE LIST OF THE FUND'S INVESTMENTS
                            WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS    30  STATEMENTS OF ASSETS AND LIABILITIES,
                            OPERATIONS, AND CHANGES IN NET ASSETS,
                            AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                   34  NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT   40  THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS           41


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNTS INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE

(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
In the first quarter of 1998, the U.S. stock and bond markets responded differently to lingering uncertainty over the direction of the U.S. and global economies. On the one hand, the U.S. stock market soared to record heights as corporate earnings proved to be stronger than expected and investors shrugged off concerns about the effects of economic difficulties in Asia. On the other hand, two factors tempered returns in the bond market. First, interest-rate levels were generally positive, but were low enough to encourage a flood of new issuance that dampened performance. Second, there were concerns that continued economic strength might lead to eventual inflation, even though inflation indicators remained benign during the quarter.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED MARCH 31, 1998                  PAST 1  PAST 5   PAST 10
                                              YEAR    YEARS    YEARS

FIDELITY MAGELLAN                             45.41%  149.00%  485.58%

FIDELITY MAGELLAN (INCL. 3.00% SALES CHARGE)  41.05%  141.53%  468.02%

S&P 500 (REGISTERED TRADEMARK)                48.00%  174.71%  466.82%

GROWTH FUNDS AVERAGE                          42.90%  137.63%  376.43%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 858 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED MARCH 31, 1998                  PAST 1  PAST 5  PAST 10
                                              YEAR    YEARS   YEARS

FIDELITY MAGELLAN                             45.41%  20.02%  19.33%

FIDELITY MAGELLAN (INCL. 3.00% SALES CHARGE)  41.05%  19.29%  18.97%

S&P 500                                       48.00%  22.40%  18.94%

GROWTH FUNDS AVERAGE                          42.90%  18.54%  16.42%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
             Magellan                    S&P 500
             00021                       SP001
  1988/03/31       9700.00                    10000.00
  1988/04/30       9873.76                    10111.00
  1988/05/31       9847.37                    10198.97
  1988/06/30      10520.43                    10667.10
  1988/07/31      10452.24                    10626.56
  1988/08/31      10120.11                    10265.26
  1988/09/30      10544.63                    10702.56
  1988/10/31      10764.58                    11000.09
  1988/11/30      10619.41                    10842.79
  1988/12/31      10828.07                    11032.54
  1989/01/31      11706.51                    11840.12
  1989/02/28      11516.03                    11545.30
  1989/03/31      11858.89                    11814.31
  1989/04/30      12454.97                    12427.47
  1989/05/31      13112.55                    12930.78
  1989/06/30      12998.79                    12857.08
  1989/07/31      14090.93                    14018.07
  1989/08/31      14459.53                    14292.83
  1989/09/30      14709.81                    14234.22
  1989/10/31      14247.93                    13903.99
  1989/11/30      14482.28                    14187.63
  1989/12/31      14572.90                    14528.14
  1990/01/31      13633.02                    13553.30
  1990/02/28      13913.04                    13728.13
  1990/03/31      14268.53                    14091.93
  1990/04/30      13908.17                    13739.63
  1990/05/31      15145.20                    15079.25
  1990/06/30      15211.03                    14976.71
  1990/07/31      15038.86                    14928.78
  1990/08/31      13565.36                    13579.22
  1990/09/30      12704.55                    12917.91
  1990/10/31      12547.58                    12862.36
  1990/11/30      13497.00                    13693.27
  1990/12/31      13915.86                    14075.32
  1991/01/31      14888.65                    14689.00
  1991/02/28      16181.41                    15739.26
  1991/03/31      16731.02                    16120.15
  1991/04/30      16792.95                    16158.84
  1991/05/31      17750.47                    16856.90
  1991/06/30      16707.42                    16084.86
  1991/07/31      17745.15                    16834.41
  1991/08/31      18290.62                    17233.39
  1991/09/30      18221.44                    16945.59
  1991/10/31      18466.24                    17172.66
  1991/11/30      17553.57                    16480.60
  1991/12/31      19625.31                    18365.98
  1992/01/31      19633.89                    18024.38
  1992/02/29      20031.49                    18258.69
  1992/03/31      19488.01                    17902.65
  1992/04/30      19776.91                    18428.99
  1992/05/31      19966.40                    18519.29
  1992/06/30      19614.71                    18243.35
  1992/07/31      20165.17                    18989.50
  1992/08/31      19727.86                    18600.22
  1992/09/30      19954.16                    18819.70
  1992/10/31      20094.84                    18885.57
  1992/11/30      20602.48                    19529.57
  1992/12/31      21001.94                    19769.78
  1993/01/31      21555.24                    19935.85
  1993/02/28      22005.21                    20206.98
  1993/03/31      22811.82                    20633.34
  1993/04/30      23035.14                    20134.02
  1993/05/31      23943.05                    20673.61
  1993/06/30      24276.95                    20733.56
  1993/07/31      24544.76                    20650.63
  1993/08/31      25988.16                    21433.29
  1993/09/30      26269.89                    21268.25
  1993/10/31      26287.28                    21708.50
  1993/11/30      25421.24                    21502.27
  1993/12/31      26180.51                    21762.45
  1994/01/31      27215.16                    22502.37
  1994/02/28      27015.62                    21892.56
  1994/03/31      25762.95                    20938.04
  1994/04/30      26021.61                    21206.05
  1994/05/31      25721.84                    21553.83
  1994/06/30      24605.84                    21025.76
  1994/07/31      25429.37                    21715.41
  1994/08/31      26633.88                    22605.74
  1994/09/30      25941.19                    22051.90
  1994/10/31      26818.60                    22548.06
  1994/11/30      25348.56                    21726.86
  1994/12/31      25706.45                    22049.07
  1995/01/31      25444.77                    22620.81
  1995/02/28      26872.47                    23502.34
  1995/03/31      27876.87                    24195.89
  1995/04/30      29173.74                    24908.46
  1995/05/31      29989.31                    25904.05
  1995/06/30      32273.58                    26505.80
  1995/07/31      34751.11                    27384.74
  1995/08/31      35052.59                    27453.47
  1995/09/30      35694.20                    28612.01
  1995/10/31      34782.03                    28509.86
  1995/11/30      35555.05                    29761.45
  1995/12/31      35172.43                    30334.65
  1996/01/31      35679.69                    31367.24
  1996/02/29      35446.51                    31658.02
  1996/03/31      35802.41                    31962.88
  1996/04/30      36031.49                    32434.02
  1996/05/31      36194.35                    33270.49
  1996/06/30      36160.51                    33397.25
  1996/07/31      34478.17                    31921.76
  1996/08/31      35348.34                    32594.99
  1996/09/30      36764.79                    34429.44
  1996/10/31      37634.96                    35379.00
  1996/11/30      40071.45                    38053.30
  1996/12/31      39282.93                    37299.46
  1997/01/31      41007.19                    39629.93
  1997/02/28      40456.79                    39940.63
  1997/03/31      39063.75                    38299.47
  1997/04/30      40807.49                    40585.95
  1997/05/31      43718.68                    43056.82
  1997/06/30      45528.83                    44985.77
  1997/07/31      49349.15                    48565.29
  1997/08/31      47153.97                    45844.66
  1997/09/30      49929.20                    48355.57
  1997/10/31      48229.06                    46740.49
  1997/11/30      49169.14                    48904.11
  1997/12/31      49728.87                    49743.80
  1998/01/31      50266.51                    50293.96
  1998/02/28      54076.95                    53921.16
  1998/03/31      56801.68                    56682.47
IMATRL PRASUN   SHR__CHT 19980331 19980408 170348 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Magellan Fund on March 31, 1988 and the current 3.00% sales charge was paid. As the chart shows, by March 31, 1998, the value of the investment would have grown to $56,802 - a 468.02% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $56,682 - a 466.82% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW


MARKET RECAP
While the U.S. stock market's
resolve was tested repeatedly
during the 12-month period that
ended March 31, 1998, a strong
domestic economy helped stocks
post impressive gains. At the
beginning of the period, stocks
of larger companies were still
responsible for much of the
market's advance. The Standard &
Poor's 500 Index - a measure of
the U.S. stock market - returned
48.00% during this time. In August
and September, stocks of smaller
companies joined in the fun.
The Russell 2000 Index had a
12-month return of 42.01% as of
March 31. A solid U.S. economy
played a key role in stock
performance, as low inflation, low
interest rates and moderate growth
formed a favorable backdrop. But
while the U.S. economy was
chugging along nicely, economies
elsewhere were in trouble. After
several small Southeast Asian
countries devalued their currencies
in June 1997, a full-fledged
economic crisis took hold there in
late October. Markets around the
world reacted negatively,
particularly in the U.S. where the
Dow Jones Industrial Average fell
550-plus points in one trading
session. Concerns over a potential
slowdown in U.S. corporate
earnings sent investors on a "flight
to quality," as many sought shelter
in stocks of companies with
minimal international exposure.
The vibrant U.S. economy,
however, acted as a linchpin
throughout this volatility. Toward
the end of 1997 and early 1998,
investors had regained their
attraction to stocks and the Dow
was approaching the 9000-point
barrier.
An interview with Robert Stansky, Portfolio Manager of Fidelity
Magellan Fund
Q. BOB, HOW HAS THE FUND PERFORMED?
A. During the 12 months that ended March 31, 1998, the fund had a total return of 45.41%. That beat the Lipper growth funds average, which was 42.90%. Thus, the fund's performance relative to its peers improved over the past year compared to the prior year.
Q. ALTHOUGH THE FUND HAD A STRONG YEAR OVERALL, THE FINANCIAL AND ECONOMIC CRISIS IN ASIA PROMPTED A DOWNTURN IN THE U.S. STOCK MARKET DURING THE FOURTH QUARTER OF 1997. HOW WAS THE FUND AFFECTED?
A. Investors' worries that the Asian situation would negatively affect corporate earnings caused the prices of a number of the fund's stock holdings to fall during the fourth quarter. In fact, almost all of the fund's negative total return for the quarter occurred during a relatively brief period from early November - shortly after word of Asia's troubles became widespread - through the second week in December. The fund's two largest sectors were among those hardest hit. Technology stocks - which represented 15.3% of the fund at the end of the period - suffered losses. The expectations for revenue growth among many tech companies are tied in part to Asia, which prompted concerns about future earnings growth. In addition, financial stocks - especially those with overseas exposure - pulled back. Finally, a broad "flight to quality" occurred in the fourth quarter as investors shifted to those stocks they deemed "safe havens," such as utilities. Magellan's underweighting in these defensive stocks relative to the broad market is a key reason the fund had difficulty keeping up with market averages during the fourth quarter.
Q. HOW DID YOU RESPOND?
A. As the Asian crisis unfolded, it was obvious that one direct result would be pockets of earnings weakness over the near term, particularly among companies with direct Asian exposure. Therefore, I did trim and add to some positions where I saw fit, but I didn't make any dramatic changes to the fund in the fourth quarter. Taking a longer-term view, I've been looking closely at companies that are attempting to capitalize on the Asian downdraft by making acquisitions in Asia that may enhance future earnings growth. And I've increased positions in some companies that already have made such acquisitions. In addition, prior to the Asian crisis, I already had established positions in U.S. companies that mainly do business domestically and whose stocks appeared attractively priced. Two examples, Wal-Mart and Home Depot, posted strong earnings gains in recent months.
Q. IN FACT, STOCK PRICES OVERALL, AND THE FUND IN PARTICULAR, BOUNCED BACK STRONGLY IN THE FIRST QUARTER OF 1998. WHAT CONTRIBUTED TO THE REBOUND?
A. Quite simply, earnings growth came in at least as strong, and in some cases stronger, than most people expected. There was a belief that many companies could manage through the Asian crisis due mainly to the continued strength of the U.S. economy and, in particular, the recent strength of the European economy. Several of the fund's top holdings such as General Electric and Microsoft justified that belief, reporting solid profit growth; their stock prices jumped accordingly. Also, there was a noticeable trend toward rising price-to-earnings (P/E) ratios in a number of stocks. The P/E ratio, or multiple, is the price of a stock divided by its earnings per share. This calculation is important because it gives investors an idea of how much they're paying for a company's earning power. The higher the multiple, the more investors are paying. Recently, investors were willing to pay higher multiples for at least two reasons. First, they expected greater earnings growth in the future and, second, they believed companies could sustain that growth for longer periods.
Q. CAN YOU GIVE US SOME EXAMPLES?
A. Rising earnings growth expectations occurred in areas of the market where the outlook was favorable and investor confidence was strong. For example, the prices of pharmaceutical stocks such as Schering-Plough and Pfizer rose sharply. These companies either met or exceeded earnings estimates, but investors also rewarded their stocks with higher multiples due to the expectation that the pipeline of new drugs will be very productive over the next few years. At the end of the period, health stocks made up 11.7% of the fund, up from 9.2% six months earlier. The outlook was also bright in parts of the telecommunications industry, which positively affected stocks such as Lucent Technologies in the same way.
Q. BOB, AS YOU REVIEW THE PAST YEAR, WHAT WERE SOME OF THE
DISAPPOINTMENTS?
A. As is typical, those stocks that didn't do well were the ones whose profits - for a variety of reasons - were not as strong as I had projected. Technology companies Compaq and Oracle suffered recently from internal operational difficulties and looming concerns about the impact of the Asian crisis. However, earnings disappointments were not limited to tech companies. Over the past year, holdings such as Oxford Health Plans, Nike and Waste Management negatively affected the fund's returns due to lower-than-expected profits.
Q. BOB, THE FUND'S TURNOVER RATE - A MEASURE OF HOW FREQUENTLY STOCKS IN THE FUND ARE REPLACED - HAS FALLEN SIGNIFICANTLY SINCE YOU TOOK OVER MAGELLAN IN JUNE 1996. IT APPEARS THUS FAR THAT YOU'VE ADOPTED A STEADY APPROACH TO MANAGING THE FUND . . .
A. I think two factors were at work here. First, I do try to take a relatively long-term approach to investing. I look for stocks that are selling at attractive valuations that I believe will experience strong earnings growth over the next 12 to 24 months. Once I make that commitment, I try to have the patience to weather short-term bumps in the road if I still believe in the long-term picture. Second, since I've taken over the fund, stock prices have mostly risen due to solid earnings growth. And many of the stronger performers - such as General Electric - have continued to do well. In order to replace a stock like that, I have to come up with a better idea. In a rising market, there aren't many opportunities to buy great stocks at cheap valuations. An increase in volatility in the market going forward - meaning wider swings in stock prices - might well lead me to make more frequent changes to the fund's holdings as I try to take advantage of the price dips.
Q. WHAT'S YOUR OUTLOOK FOR THE REST OF THE YEAR?
A. Because multiples have already risen so substantially, I believe that any appreciation in stock prices through the rest of the year should be more closely tied to earnings growth. That makes it more important than ever that I get the earnings right. I'll do that by focusing both on companies whose multiples have risen but still have potential for strong earnings growth, and on more value-oriented companies that may be experiencing a positive turnaround. To the extent that I can correctly forecast earnings through the rest of the year - and more importantly over the next 12 to 24 months - the fund should do well relative to its peers and the broad market.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

BOB STANSKY ON THE EFFECTS OF
THE FUND'S RECENT PARTIAL
CLOSING:
"It's been six months since we
limited new purchases of Magellan
Fund, and thus far I would say the
partial closing has been a success.
We limited new purchases of the
fund essentially to existing
shareholders last fall because we
were concerned that the fund's
improving performance could
result in accelerating investor
inflows, which likely would have
made it more difficult for me to
manage the fund. Since we took
this action, cash flows have been
steady and predictable. That has
indeed made it easier for me to
remain fully invested in the
market. Bottom line: I think we
made the right decision for
shareholders of the fund."
FUND FACTS
GOAL: to increase the value
of the fund's shares over the
long term by investing mainly
in equity securities with
growth potential
FUND NUMBER: 021
TRADING SYMBOL: FMAGX
START DATE: May 2, 1963
SIZE: as of March 31, 1998,
more than $71.9 billion
MANAGER: Robert Stansky,
since June 1996; manager,
Fidelity Growth Company
Fund and Fidelity Advisor
Equity Growth, 1987-1996;
Fidelity Emerging Growth
Fund 1990-1991; Fidelity
Select Defense & Aerospace
Portfolio 1984-1985; joined
Fidelity in 1983
(checkmark)
INVESTMENT CHANGES

TOP TEN STOCKS AS OF MARCH 31, 1998
                               % OF FUND'S   % OF FUND'S INVESTMENTS
                               INVESTMENTS   IN THESE STOCKS
                                             6 MONTHS AGO

GENERAL ELECTRIC CO.           3.5           3.0

MICROSOFT CORP.                2.2           1.3

MERCK & CO., INC.              1.7           1.2

CITICORP                       1.5           1.4

CENDANT CORP.                  1.4           1.2

WAL-MART STORES, INC.          1.4           1.0

HOME DEPOT, INC.               1.4           1.1

BRISTOL-MYERS SQUIBB CO.       1.3           1.1

CISCO SYSTEMS, INC.            1.1           0.6

PHILIP MORRIS COMPANIES, INC.  1.1           1.3

TOP FIVE MARKET SECTORS AS OF MARCH 31, 1998
                                  % OF FUND'S   % OF FUND'S INVESTMENTS
                                  INVESTMENTS   IN THESE MARKET SECTORS
                                                6 MONTHS AGO

TECHNOLOGY                        15.3          16.8

FINANCE                           13.1          12.3

HEALTH                            11.7          9.2

RETAIL & WHOLESALE                8.6           7.2

INDUSTRIAL MACHINERY & EQUIPMENT  8.1           8.2

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF MARCH 31, 1998 * AS OF SEPTEMBER 30, 1997 **
ROW: 1, COL: 1, VALUE: 96.2
ROW: 1, COL: 2, VALUE: 3.8
STOCKS 95.9%
SHORT-TERM
INVESTMENTS 4.1%
FOREIGN
INVESTMENTS 8.2%
STOCKS  96.2%
SHORT-TERM
INVESTMENTS 3.8%
FOREIGN
INVESTMENTS 8.6%
ROW: 1, COL: 1, VALUE: 95.90000000000001
ROW: 1, COL: 2, VALUE: 4.1
*
**
INVESTMENTS MARCH 31, 1998
SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES

COMMON STOCKS - 96.2%
                                              SHARES    VALUE (NOTE 1)
                                                        (000S)
AEROSPACE & DEFENSE - 1.9%
AEROSPACE & DEFENSE - 1.6%
AlliedSignal, Inc.                         7,958,800 $ 334,270
Boeing Co.                                 4,808,600  250,648
Gulfstream Aerospace Corp. (a)               938,000  40,686
Lockheed Martin Corp.                        518,300  58,309
Textron, Inc.                              1,211,400  93,278
United Technologies Corp.                  4,021,900  371,272
                                                      1,148,463
DEFENSE ELECTRONICS - 0.2%
Raytheon Co.:
 Class A                                     514,245  29,248
 Class B                                   2,056,700  120,060
  149,308
SHIP BUILDING & REPAIR - 0.1%
General Dynamics Corp.                       501,900  43,226
Halter Marine Group, Inc. (a)(c)           1,534,725  24,364
  67,590
TOTAL AEROSPACE & DEFENSE                              1,365,361
BASIC INDUSTRIES - 2.6%
CHEMICALS & PLASTICS - 1.4%
Air Products & Chemicals, Inc.               471,500  39,076
AKZO Nobel NV  85,000  17,285
Atlantis Group, Inc. (Trivest/Winston)
(a)(g)                                        77,269  1,700
du Pont (E.I.) de Nemours & Co.            1,683,600  114,485
Hanna (M.A.) Co. (c)                       2,816,425  68,826
Hercules, Inc.                               716,500  35,377
Ivex Packaging Corp.                          59,400  1,455
Monsanto Co.                               4,182,800  217,506
Morton International, Inc.                 1,833,500  60,162
Praxair, Inc.                              2,961,030  152,308
Schulman (A.), Inc.                        1,637,125  41,337
Sealed Air Corp. (a)                       1,426,200  93,416
Synetic, Inc. (a)(c)                       1,157,582  60,050
Trivest 1992 Special Fund Ltd.              26.6 (f)  2,966
W.R. Grace & Co.                             876,300  73,335
                                                      979,284
COMMON STOCKS - CONTINUED
                                               SHARES VALUE (NOTE 1)
                                                      (000S)
BASIC INDUSTRIES - CONTINUED
IRON & STEEL - 0.5%
Aeroquip Vickers, Inc. (c)                  1,441,500 $ 83,337
Inland Steel Industries, Inc.               1,817,200  50,200
Nucor Corp.                                 3,892,400  211,893
                                                       345,430
METALS & MINING - 0.0%
Aluminum Co. of America                       250,000  17,203
PACKAGING & CONTAINERS - 0.0%
EarthShell Corp.                               30,000  536
Owens-Illinois, Inc. (a)                      742,700  32,122
  32,658
PAPER & FOREST PRODUCTS - 0.7%
Champion International Corp.                1,107,100  60,129
Fort James Corp.                              837,500  38,368
Kimberly-Clark Corp.                        6,089,800  305,251
Louisiana-Pacific Corp.                     2,032,600  47,258
UPM-Kymmene Corp.                           1,411,100  35,980
  486,986
TOTAL BASIC INDUSTRIES                                 1,861,561
CONSTRUCTION & REAL ESTATE - 2.4%
BUILDING MATERIALS - 1.5%
Centex Construction Products, Inc.            627,800  22,875
Lafarge Corp. (c)                           4,980,596  191,130
Mark IV Industries, Inc.                    2,720,412  61,889
Masco Corp.                                 3,037,900  180,755
Medusa Corp. (c)                            1,445,900  88,381
Owens-Corning                               1,779,100  63,936
Sherwin-Williams Co.                        7,836,400  278,192
Southdown, Inc.                             1,027,400  71,597
USG Corp. (a)(c)                            2,413,000  130,754
                                                       1,089,509
CONSTRUCTION - 0.5%
Centex Corp.                                1,692,400  64,523
Clayton Homes, Inc.                         1,262,687  25,569
Lennar Corp.                                  426,900  14,701
COMMON STOCKS - CONTINUED
                                                SHARES VALUE (NOTE 1)
                                                       (000S)
CONSTRUCTION & REAL ESTATE - CONTINUED
CONSTRUCTION - CONTINUED
Morrison Knudsen Corp. warrants 3/11/03 (a)     7,002 $ 36
Oakwood Homes Corp. (c)                     3,719,200  136,216
Pulte Corp. (c)                             2,107,900  98,017
                                                       339,062
ENGINEERING - 0.1%
Fluor Corp.                                   981,600  48,835
Group Maintenance America Corp.               448,100  7,590
                                                       56,425
REAL ESTATE INVESTMENT TRUSTS - 0.3%
Starwood Hotels & Resorts Trust             4,400,327  235,142
TOTAL CONSTRUCTION & REAL ESTATE                       1,720,138
DURABLES - 4.8%
AUTOS, TIRES, & ACCESSORIES - 2.2%
AutoZone, Inc. (a)                          3,135,800  106,225
Chrysler Corp.   5,866,200  243,814
Circuit City Stores, Inc. - CarMax Group (a)  321,500  3,717
Danaher Corp.                               1,253,500  95,188
Eaton Corp.                                 1,072,400  102,079
Ford Motor Co.                              5,942,300  385,135
Ford Motor Co. (h)                          1,561,700  68,812
General Motors Corp.                        1,859,659  125,411
Goodyear Tire & Rubber Co.                  1,400,000  106,050
Honda Motor Co. Ltd.                        2,544,000  88,640
Lear Corp. (a)  1,316,300  74,206
Navistar International Corp. (a)              500,000  17,500
Pep Boys-Manny, Moe & Jack                    655,000  15,188
Volvo AB Class B                            5,194,434  165,054
                                                       1,597,019
CONSUMER DURABLES - 0.3%
Minnesota Mining & Manufacturing Co.        2,779,200  253,428
CONSUMER ELECTRONICS - 1.3%
Black & Decker Corp. (c)                    5,419,800  287,588
General Motors Corp. Class H                  500,000  22,625
Matsushita Electric Industrial Co. Ltd.     4,492,000  69,779
Maytag Co.                                  3,000,000  143,438
COMMON STOCKS - CONTINUED
                                                SHARES VALUE (NOTE 1)
                                                       (000S)
DURABLES - CONTINUED
CONSUMER ELECTRONICS - CONTINUED
Newell Co.                                   1,125,900 $ 54,536
Philips Electronics NV (Bearer)              2,135,000  156,853
Sony Corp.                                   1,533,000  130,401
Whirlpool Corp.                              1,323,900  90,770
                                                        955,990
HOME FURNISHINGS - 0.5%
Leggett & Platt, Inc. (c)                    6,408,350  329,630
Steelcase, Inc. Class A                         80,500  2,938
                                                        332,568
TEXTILES & APPAREL - 0.5%
Intimate Brands, Inc. Class A                1,090,300  29,506
Liz Claiborne, Inc.                          2,547,800  127,072
NIKE, Inc. Class B                           2,348,500  103,921
Polo Ralph Lauren Corp. Class A                168,100  5,054
Reebok International Ltd. (a)                  407,100  12,417
Tommy Hilfiger (a)                           1,325,400  79,607
                                                        357,577
TOTAL DURABLES                                          3,496,582
ENERGY - 7.9%
ENERGY SERVICES - 1.4%
BJ Services Co. (a)                            200,000  7,287
Dresser Industries, Inc.                       708,400  34,047
Halliburton Co.                              4,191,200  210,346
Noble Drilling Corp. (a)                     3,723,700  113,806
Schlumberger Ltd.                            5,071,300  384,151
Transocean Offshore, Inc.                    4,279,600  220,132
Weatherford Enterra, Inc. (a)                  100,000  4,244
Western Atlas, Inc.                            115,700  8,952
                                                        982,965
OIL & GAS - 6.5%
Amoco Corp.                                  2,723,870  235,274
Anadarko Petroleum Corp. (c)                 4,217,050  290,976
Apache Corp.                                 3,059,715  112,445
British Petroleum PLC Ord.                  29,693,337  428,177
Burlington Resources, Inc.                   5,282,100  253,211
COMMON STOCKS - CONTINUED
                                                SHARES VALUE (NOTE 1)
                                                       (000S)
ENERGY - CONTINUED
OIL & GAS - CONTINUED
Canadian Natural Resources Ltd. (a)(c)       6,005,800 $ 124,790
Chevron Corp.                                2,699,200  216,779
Coastal Corp. (The)                          2,692,000  175,317
Cooper Cameron Corp. (a)                     1,671,500  100,917
Enron Oil & Gas Co.                          7,379,200  169,260
Exxon Corp.                                  7,753,800  524,351
Mobil Corp.                                  1,045,000  80,073
Noble Affiliates, Inc.                       1,141,700  47,523
Occidental Petroleum Corp.                   8,771,400  257,112
Phillips Petroleum Co.                         700,000  34,956
Poco Petroleums Ltd. (a)                     3,481,700  37,643
Pogo Producing Co.                              36,564  1,161
Renaissance Energy Ltd. (a)(c)               7,053,600  143,829
Royal Dutch Petroleum Co.                    9,800,000  556,763
Texaco, Inc.                                 5,552,000  334,508
Total SA Class B                             3,930,000  472,373
USX-Marathon Group                             500,000  18,813
Unocal Corp.                                 2,979,310  115,262
                                                        4,731,513
TOTAL ENERGY                                            5,714,478
FINANCE - 13.1%
BANKS - 5.5%
Banc One Corp.                               2,020,757  127,813
BANACCI SA de CV Class B (a)                 3,840,000  9,778
BankAmerica Corp.                            9,086,900  750,805
Barclays PLC Ord.                            2,200,000  65,877
Chase Manhattan Corp.                        3,435,000  463,296
Citicorp                                     7,829,800  1,111,832
Comerica, Inc.                                 250,000  26,453
Credit Suisse Group (Reg.)                     839,100  167,985
HSBC Holdings PLC Ord.                         540,723  17,621
Lloyds TSB Group PLC                         3,755,453  58,363
Mellon Bank Corp.                            1,859,600  118,085
National City Corp.                            203,046  14,886
NationsBank Corp.                            4,151,618  302,809
Providian Financial Corp.                    2,251,300  129,309
COMMON STOCKS - CONTINUED
                                                SHARES VALUE (NOTE 1)
                                                       (000S)
FINANCE - CONTINUED
BANKS - CONTINUED
Societe Generale Class A                       344,900 $ 69,093
Swiss Bank Corp. (Reg.)                         75,000  26,436
Synovus Financial Corp.                      1,139,850  42,317
U.S. Bancorp                                 1,387,200  173,053
Union Bank of Switzerland Ord. (Bearer)         17,000  27,785
Wells Fargo & Co.                              915,600  303,292
                                                        4,006,888
CREDIT & OTHER FINANCE - 0.3%
Fleet Financial Group, Inc.                    661,500  56,269
Greenpoint Financial Corp.                   1,351,800  48,580
Household International, Inc.                  873,465  120,320
                                                        225,169
FEDERAL SPONSORED CREDIT - 1.7%
Fannie Mae                                  11,848,000  749,386
Freddie Mac                                  9,061,600  429,860
SLM Holding Corp.                              481,950  21,025
                                                        1,200,271
INSURANCE - 4.7%
AFLAC, Inc.                                  2,302,400  145,627
Aetna, Inc.                                    404,900  33,784
Allstate Corp.                               6,306,500  579,804
American International Group, Inc.           5,606,150  706,025
Chubb Corp. (The)                            1,500,000  117,562
General Re Corp.                             1,208,500  266,625
ING Groep NV sponsored ADR                     449,325  25,583
MBIA, Inc.                                     857,200  66,433
Old Republic International Corp.             1,391,800  61,674
Progressive Corp.                            1,624,700  218,827
Reliastar Financial Corp.                    1,776,559  81,833
SunAmerica, Inc.                             4,587,450  219,624
Travelers Group, Inc. (The)                 10,815,389  648,923
UNUM Corp.                                   4,333,400  239,150
                                                        3,411,474
SAVINGS & LOANS - 0.3%
Ahmanson (H.F.) & Co.                          500,000  38,750
Charter One Financial Corp.                  1,233,543  82,570
Dime Bancorp., Inc.                             65,900  1,981
Washington Mutual, Inc.                      1,502,500  107,757
                                                        231,058
COMMON STOCKS - CONTINUED
                                                 SHARES VALUE (NOTE 1)
                                                        (000S)
FINANCE - CONTINUED
SECURITIES INDUSTRY - 0.6%
Merrill Lynch & Co., Inc.                     2,873,200 $ 238,476
Morgan Stanley, Dean Witter, Discover and Co. 2,550,035  185,834
Waddell & Reed Financial, Inc. Class A (a)      109,000  2,834
                                                         427,144
TOTAL FINANCE                                            9,502,004
HEALTH - 11.7%
DRUGS & PHARMACEUTICALS - 8.2%
Alkermes, Inc. (a)                               74,600  1,856
American Home Products Corp.                  6,997,600  667,396
Astra AB Class A Free shares                  3,247,000  66,891
Aviron (a)                                      374,600  8,663
Bristol-Myers Squibb Co.                      9,196,800  959,341
Cellegy Pharmaceuticals, Inc. (a)               225,000  1,603
Elan Corp. PLC ADR (a)                        2,301,000  148,702
Genentech, Inc. special (a)                     595,100  41,917
Hyseq, Inc.                                      86,300  1,079
Lilly (Eli) & Co.                             4,732,800  282,193
Merck & Co., Inc.                             9,687,600  1,243,646
Novartis AG (Reg.)                              118,100  209,146
Pfizer, Inc.                                  7,126,700  710,443
Rhone Poulenc SA Class A                      2,952,100  150,184
Sankyo Co. Ltd.                               3,753,000  100,798
Schering-Plough Corp.                         7,978,600  651,752
SmithKline Beecham PLC ADR                      725,000  45,358
Takeda Chemical Industries Ltd.               4,257,000  104,755
Trimeris, Inc.                                  184,200  1,381
ViroPharma, Inc. (a)                             62,800  1,319
Warner-Lambert Co.                            3,195,300  544,200
Xoma, Inc. (a)                                    3,030  11
                                                         5,942,634
MEDICAL EQUIPMENT & SUPPLIES - 1.8%
Abbott Laboratories                           1,190,700  89,675
Baxter International, Inc.                      300,000  16,538
Becton, Dickinson & Co.                       1,273,100  86,650
Boston Scientific Corp. (a)                   2,997,900  202,358
Guidant Corp.                                 1,840,800  135,069
COMMON STOCKS - CONTINUED
                                                 SHARES VALUE (NOTE 1)
                                                        (000S)
HEALTH - CONTINUED
MEDICAL EQUIPMENT & SUPPLIES - CONTINUED
Johnson & Johnson                             6,400,000 $ 469,200
McKesson Corp.                                1,928,000  111,342
Medtronic, Inc.                               3,009,000  156,092
Pall Corp.                                      500,000  10,750
St. Jude Medical, Inc. (a)                    1,198,900  40,088
                                                         1,317,762
MEDICAL FACILITIES MANAGEMENT - 1.7%
Carematrix Corp. (a)(c)                         899,100  27,647
Columbia/HCA Healthcare Corp.                10,688,653  344,709
HEALTHSOUTH Corp. (a)                        15,333,200  430,288
Humana, Inc. (a)                                900,000  22,331
Oxford Health Plans, Inc. (a)                 1,721,900  25,721
Tenet Healthcare Corp. (a)                    1,392,195  50,554
Trigon Healthcare, Inc. (a)                     110,000  3,307
United HealthCare Corp.                       3,725,100  241,200
Universal Health Services, Inc. Class B (a)     788,100  45,513
Vencor, Inc. (a)                                     69  2
                                                         1,191,272
TOTAL HEALTH                                             8,451,668
HOLDING COMPANIES - 0.6%
ABB AB:
 sponsored ADR                                   45,100  6,280
 Series A                                     1,257,500  17,977
Cookson Group PLC                            15,655,867  60,499
Norfolk Southern Corp.                        9,109,100  340,453
                                                         425,209
INDUSTRIAL MACHINERY & EQUIPMENT - 8.1%
ELECTRICAL EQUIPMENT - 4.8%
Alcatel Alsthom Compagnie Generale
d'Electricite SA                              2,515,300  472,595
Chicago Miniature Lamp, Inc. (a)                519,000  20,176
Emerson Electric Co.                          5,564,800  362,755
General Electric Co.                         29,015,600  2,500,782
General Instrument Corp. (a)                    266,000  5,569
COMMON STOCKS - CONTINUED
                                                 SHARES VALUE (NOTE 1)
                                                        (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
ELECTRICAL EQUIPMENT - CONTINUED
Honeywell, Inc.                                 179,400 $ 14,834
Loral Space & Communications Ltd. (a)           880,200  24,591
Omron Corp.                                     570,000  8,358
Smith (A.O.) Corp. Class B (c)                  898,000  40,186
                                                         3,449,846
INDUSTRIAL MACHINERY & EQUIPMENT - 3.2%
AGCO Corp.                                      599,800  17,807
ASM Lithography Holding NV (a)                  200,000  18,487
Case Corp. (c)                                6,398,400  435,891
Caterpillar, Inc.                             2,661,800  146,565
Cooper Industries, Inc.                         200,000  11,887
Deere & Co.                                   3,490,000  216,162
Dover Corp.                                   3,641,200  138,366
Harnischfeger Industries, Inc.                1,839,300  62,881
IDEX Corp. (c)                                1,628,525  59,238
Illinois Tool Works, Inc.                     7,508,200  486,156
Ingersoll-Rand Co.                              902,850  43,280
Tyco International Ltd.                      11,402,206  622,846
UCAR International, Inc. (a)(c)               2,726,200  85,535
                                                         2,345,101
POLLUTION CONTROL - 0.1%
Browning-Ferris Industries, Inc.                 47,800  1,559
Thermo Instrument Systems, Inc. (a)             200,000  6,625
USA Waste Services, Inc. (a)                  1,000,000  44,563
Waste Management, Inc.                          900,000  27,731
                                                         80,478
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                   5,875,425
MEDIA & LEISURE - 5.2%
BROADCASTING - 2.1%
CBS Corp.                                     9,464,164  321,190
Chancellor Media Corp. (a)                      217,600  9,982
Clear Channel Communications, Inc. (a)        3,175,600  311,209
Comcast Corp. Class A special                   675,000  23,836
Cox Communications, Inc. Class A (a)            844,700  35,477
Heftel Broadcasting Corp. Class A (a)           763,800  34,180
COMMON STOCKS - CONTINUED
                                                 SHARES VALUE (NOTE 1)
                                                        (000S)
MEDIA & LEISURE - CONTINUED
BROADCASTING - CONTINUED
Tele-Communications, Inc. (a):
 (TCI Group), Series A                        1,136,201 $ 35,329
 (TCI Ventures Group), Series A                 727,598  12,778
Time Warner, Inc.                             9,105,109  655,568
USA Networks, Inc. (a)                        1,196,980  32,618
Univision Communications, Inc. Class A (a)      595,000  22,164
                                                         1,494,331
ENTERTAINMENT - 1.2%
Disney (Walt) Co.                             4,319,000  461,053
King World Productions, Inc.                    303,500  8,877
News Corp. Ltd. ADR                           2,800,000  75,425
Viacom, Inc. Class B (non-vtg.) (a)           6,654,400  357,674
                                                         903,029
LEISURE DURABLES & TOYS - 0.0%
Callaway Golf Co.                               400,000  11,600
Hasbro, Inc.                                    182,550  6,446
Mattel, Inc.                                    350,000  13,869
                                                         31,915
LODGING & GAMING - 0.9%
Bally Gaming International, Inc. warrants
7/29/98 (a)                                     225,000  141
Extended Stay America, Inc. (a)               4,078,503  59,903
Hilton Hotels Corp.                           6,829,200  217,681
Host Marriott Corp. (a)(c)                   14,823,400  280,718
Prime Hospitality Corp. (a)(c)                3,077,600  60,013
                                                         618,456
PUBLISHING - 0.7%
Cognizant Corp.                               1,418,900  81,409
Dun & Bradstreet Corp.                          486,000  16,615
Gannett Co., Inc.                             1,310,400  94,185
Harcourt General, Inc.                          848,900  47,008
Houghton Mifflin Co.                            600,000  19,125
McGraw-Hill Companies, Inc.                     428,700  32,608
New York Times Co. (The) Class A                693,200  48,524
Times Mirror Co. Class A                        697,300  44,191
Tribune Co.                                     823,100  58,029
US WEST Media Group (a)                       1,250,000  43,438
                                                         485,132
COMMON STOCKS - CONTINUED
                                                 SHARES VALUE (NOTE 1)
                                                        (000S)
MEDIA & LEISURE - CONTINUED
RESTAURANTS - 0.3%
Host Marriott Services Corp. (a)(c)           3,132,100 $ 44,241
McDonald's Corp.                              2,953,200  177,192
Starbucks Corp. (a)                             300,000  13,594
                                                         235,027
TOTAL MEDIA & LEISURE                                    3,767,890
NONDURABLES - 4.3%
BEVERAGES - 0.8%
Coca-Cola Co. (The)                           1,750,000  135,516
Coca-Cola Enterprises, Inc.                     200,000  7,338
PepsiCo, Inc.                                 9,056,800  386,612
Seagram Co. Ltd.                                300,000  11,389
Stroh Brewery Co. warrants 1/1/01 (a)            21,307  76
                                                         540,931
FOODS - 0.3%
Bestfoods                                       400,000  46,750
Campbell Soup Co.                             1,460,000  82,855
Corn Products International, Inc. (a)           100,000  3,587
Heinz (H.J.) Co.                                585,800  34,196
Keebler Foods Co. (a)                            77,200  2,316
Ralston Purina Co.                              200,000  21,200
Sara Lee Corp.                                  500,000  30,813
Vlasic Foods International, Inc. (a)            156,000  4,017
                                                         225,734
HOUSEHOLD PRODUCTS - 2.1%
Avon Products, Inc.                           1,173,000  91,494
Estee Lauder Companies, Inc.                    963,000  65,364
Gillette Co.                                  3,837,900  455,511
Procter & Gamble Co.                          7,086,400  597,915
Unilever:
 PLC Ord.                                    10,240,400  99,837
 NV ADR                                       3,429,700  235,363
                                                         1,545,484
TOBACCO - 1.1%
Philip Morris Companies, Inc.                18,379,800  766,208
RJR Nabisco Holdings Corp.                    1,063,800  33,310
                                                         799,518
TOTAL NONDURABLES                                        3,111,667
COMMON STOCKS - CONTINUED
                                                 SHARES VALUE (NOTE 1)
                                                        (000S)
RETAIL & WHOLESALE - 8.6%
APPAREL STORES - 1.0%
AnnTaylor Stores Corp. (a)                      625,600 $ 10,283
Columbia Sportswear Co.                          19,600  414
Gap, Inc.                                     9,835,600  442,602
Lamonts Apparel, Inc. warrants 6/10/99 (a)      264,824  -
Limited, Inc. (The)                           4,900,400  140,580
Ross Stores, Inc.                               822,200  36,280
Saks Holdings, Inc. (a)                         200,000  5,000
TJX Companies, Inc.                           2,498,400  113,053
                                                         748,212
APPLIANCE STORES - 0.0%
Cellstar Corp. (a)                              566,400  18,125
DRUG STORES - 0.6%
CVS Corp.                                     4,838,143  365,280
Rite Aid Corp.                                1,008,200  34,531
Walgreen Co.                                    400,000  14,075
                                                         413,886
GENERAL MERCHANDISE STORES - 3.1%
Consolidated Stores Corp. (a)                 3,567,468  153,178
Dayton Hudson Corp.                           6,354,700  559,214
Federated Department Stores, Inc. (a)         4,215,700  218,426
Ito-Yokado Co. Ltd.                           1,275,000  66,822
Meyer (Fred), Inc. (a)                          505,000  23,325
Neiman-Marcus Group, Inc. (a)                   768,700  31,565
Penney (J.C.) Co., Inc.                       1,600,000  121,100
Sears, Roebuck & Co.                          1,000,000  57,438
Wal-Mart Stores, Inc.                        19,972,500  1,014,853
                                                         2,245,921
GROCERY STORES - 0.6%
Ahold NV                                        890,000  28,761
Safeway, Inc. (a)                            10,754,400  397,241
                                                         426,002
RETAIL & WHOLESALE, MISCELLANEOUS - 3.3%
Barnes & Noble, Inc. (a)                      1,631,200  63,617
Circuit City Stores, Inc. - Circuit City Group  702,500  30,032
Corporate Express, Inc. (a)                     837,500  8,349
Home Depot, Inc.                             14,701,225  991,414
Lowe's Companies, Inc.                        6,223,500  436,812
COMMON STOCKS - CONTINUED
                                                 SHARES VALUE (NOTE 1)
                                                        (000S)
RETAIL & WHOLESALE - CONTINUED
RETAIL & WHOLESALE, MISCELLANEOUS - CONTINUED
Officemax, Inc. (a)                           2,590,750 $ 46,310
Office Depot, Inc. (a)                        6,881,900  214,199
Pier 1 Imports, Inc.                            600,000  16,275
Staples, Inc. (a)                            11,782,900  273,216
Tandy Corp.                                   1,722,600  80,962
Toys "R" Us, Inc. (a)                         5,060,200  152,122
U.S. Office Products Co. (a)                  2,100,000  39,900
Viking Office Products, Inc. (a)              1,562,500  36,328
                                                         2,389,536
TOTAL RETAIL & WHOLESALE                                 6,241,682
SERVICES - 3.3%
ADVERTISING - 0.8%
Interpublic Group of Companies, Inc.             60,500  3,759
Omnicom Group, Inc. (c)                       8,501,576  400,105
Outdoor Systems, Inc. (a)                     3,983,625  139,676
Universal Outdoor Holdings, Inc. (a)            372,000  23,994
                                                         567,534
LEASING & RENTAL - 0.3%
Avis Rent A Car, Inc. (a)                       154,100  4,999
Hertz Corp. Class A                             203,000  9,338
Republic Industries, Inc. (a)                 7,860,000  202,886
Ryder Systems, Inc.                             293,400  11,149
                                                         228,372
PRINTING - 0.0%
Wallace Computer Services, Inc.                 674,400  23,351
SERVICES - 2.2%
AccuStaff, Inc. (a)                             532,000  18,354
Assisted Living Concepts, Inc. (a)(c)         1,103,000  23,852
Cendant Corp. (a)                            25,946,559  1,028,132
Computer Horizons Corp. (a)                     300,000  15,075
Manpower, Inc.                                3,255,900  131,457
Medpartners, Inc. (a)                           500,000  5,125
Pittston Co. (Brinks Group)                   1,704,400  64,980
COMMON STOCKS - CONTINUED
                                                 SHARES VALUE (NOTE 1)
                                                              (000S)
SERVICES - CONTINUED
SERVICES - CONTINUED
Rentokil Initial PLC                         10,768,535 $ 65,617
Robert Half International, Inc. (a)           3,538,950  169,870
Service Corp. International                     500,000  21,219
                                                         1,543,681
TOTAL SERVICES   2,362,938
TECHNOLOGY - 15.3%
COMMUNICATIONS EQUIPMENT - 2.6%
Advanced Fibre Communication, Inc. (a)          674,400  24,531
Ascend Communications, Inc. (a)               2,479,600  93,915
Cisco Systems, Inc. (a)                      11,511,800  787,119
DSC Communications Corp. (a)                  1,062,900  19,331
DSP Communications, Inc. (a)                    300,000  5,119
Ericsson (L.M.) Telephone Co. Class B ADR       235,600  11,206
Lucent Technologies, Inc.                     4,523,662  578,463
Newbridge Networks Corp. (a)                  2,116,200  56,873
Nokia Corp. AB:
 sponsored ADR                                1,338,500  144,474
 Series A                                       600,000  64,458
Northern Telecom Ltd.                         1,050,000  67,855
3Com Corp. (a)                                  500,000  17,969
Xircom, Inc. (a)                                200,000  2,763
                                                         1,874,076
COMPUTER SERVICES & SOFTWARE - 5.7%
America Online, Inc. (a)                      4,765,100  325,516
BMC Software, Inc. (a)                        2,100,000  176,006
Ceridian Corp. (a)                            1,150,700  62,066
ChoicePoint, Inc. (a)                            87,017  4,737
Command Systems, Inc. (a)                        39,800  567
Computer Associates International, Inc.       5,652,900  326,455
CompUSA, Inc. (a)                             2,085,700  54,228
Compuware Corp. (a)                             400,000  19,750
Electronic Arts, Inc. (a)                     1,511,100  70,927
Electronic Data Systems Corp.                   800,000  36,700
Electronics for Imaging, Inc. (a)             1,074,800  27,945
Equifax, Inc.                                   870,170  31,761
First Data Corp.                              4,274,000  138,905
COMMON STOCKS - CONTINUED
                                                 SHARES VALUE (NOTE 1)
                                                        (000S)
TECHNOLOGY - CONTINUED
COMPUTER SERVICES & SOFTWARE - CONTINUED
HBO & Co.                                     5,970,400 $ 360,463
Harbinger Corp. (a)                             100,000  3,775
ISS Group, Inc.                                  12,900  501
Keane, Inc. (a)                                 200,000  11,300
Manugistics Group, Inc. (a)                     125,000  7,008
Microsoft Corp. (a)                          17,597,600  1,574,985
Oracle Corp. (a)                             16,315,600  514,961
Parametric Technology Corp. (a)               3,405,000  113,429
PeopleSoft, Inc. (a)                          4,200,400  221,309
Sabre Group Holdings, Inc. Class A (a)          559,900  20,086
Shared Medical Systems Corp.                     80,000  6,270
SunGard Data Systems, Inc. (a)                  100,000  3,681
                                                         4,113,331
COMPUTERS & OFFICE EQUIPMENT - 4.2%
Adaptec, Inc. (a)                             1,915,820  37,598
Apple Computer, Inc. (a)                      1,000,000  27,500
Comdisco, Inc. (c)                            5,265,175  229,693
Canon, Inc.                                     981,000  21,434
Compaq Computer Corp.                        13,265,500  343,245
Dell Computer Corp. (a)                       6,894,200  467,082
Diebold, Inc.                                 1,220,800  53,715
EMC Corp. (a)                                 9,060,482  342,599
Fore Systems, Inc. (a)                          400,000  6,300
Hewlett-Packard Co.                           3,270,600  207,274
International Business Machines Corp.         6,628,400  688,525
Pitney Bowes, Inc.                            4,875,600  244,694
Quantum Corp. (a)                               600,000  12,788
Seagate Technology (a)                        1,755,300  44,321
Sequent Computer Systems, Inc. (a)              447,700  8,171
Sun Microsystems, Inc. (a)                    3,050,000  127,242
Tech Data Corp. (a)                             788,800  30,369
Wang Laboratories, Inc. (a)                     100,000  3,094
Xerox Corp.                                   1,200,000  127,725
                                                         3,023,369
ELECTRONIC INSTRUMENTS - 0.4%
Applied Materials, Inc. (a)                   4,036,100  142,525
KLA-Tencor Corp. (a)                            496,100  18,976
Kulicke & Soffa Industries, Inc. (a)            500,000  10,875
COMMON STOCKS - CONTINUED
                                                 SHARES VALUE (NOTE 1)
                                                        (000S)
TECHNOLOGY - CONTINUED
ELECTRONIC INSTRUMENTS - CONTINUED
Teradyne, Inc. (a)                            1,100,000 $ 44,069
Thermo Electron Corp. (a)                     1,233,200  49,790
Waters Corp. (a)                                765,800  38,242
                                                         304,477
ELECTRONICS - 2.2%
Advanced Micro Devices, Inc. (a)                950,000  27,609
Altera Corp. (a)                                400,000  15,100
Analog Devices, Inc. (a)                      1,453,866  48,341
Atmel Corp. (a)                               1,110,582  16,728
Brightpoint, Inc. (a)                         1,351,400  23,227
Galileo Technology Ltd.                           5,000  141
Integrated Device Technology, Inc. (a)          200,000  2,813
Intel Corp.                                   9,708,800  757,893
LSI Logic Corp. (a)                             500,000  12,625
Lattice Semiconductor Corp. (a)                  77,100  3,966
Linear Technology Corp.                       1,088,300  75,093
Maxim Integrated Products, Inc. (a)           1,389,200  50,619
Microchip Technology, Inc. (a)                  100,000  2,100
Micron Technology, Inc. (a)                   1,000,000  29,063
Minebea Co. Ltd.                              2,000,000  21,196
Motorola, Inc.                                2,316,800  140,456
Rohm Co. Ltd.                                   463,000  41,003
TDK Corp.                                       300,000  22,430
Texas Instruments, Inc.                       5,797,000  313,763
VLSI Technology, Inc. (a)                       500,000  9,375
Xilinx, Inc. (a)                                100,000  3,744
                                                         1,617,285
PHOTOGRAPHIC EQUIPMENT - 0.2%
Fuji Photo Film Co. Ltd.                      3,032,000  109,165
Polaroid Corp.                                  263,000  11,572
                                                         120,737
TOTAL TECHNOLOGY                                         11,053,275
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TRANSPORTATION - 2.1%
AIR TRANSPORTATION - 0.7%
AMR Corp. (a)                                 1,223,900 $ 175,247
Comair Holdings, Inc.                         2,369,037  62,779
Delta Air Lines, Inc.                           663,300  78,435
Northwest Airlines Corp. Class A (a)          1,850,400  114,147
UAL Corp. (a)                                 1,291,400  120,019
                                                         550,627
RAILROADS - 1.2%
Bombardier, Inc. Class B                      1,868,300  46,124
Burlington Northern Santa Fe Corp.              580,640  60,387
CSX Corp.                                     8,695,600  517,388
Trinity Industries, Inc. (c)                  3,214,800  176,412
Wisconsin Central Transportation Corp. (a)    1,543,900  43,470
                                                         843,781
TRUCKING & FREIGHT - 0.2%
American Freightways Corp. (a)                1,054,500  11,600
C.H. Robinson Worldwide, Inc.                   108,600  2,824
CNF Transportation, Inc.                        900,000  32,344
Landstar System, Inc. (a)(c)                    901,200  29,064
Swift Transportation Co., Inc. (a)(c)         3,548,250  85,158
                                                         160,990
TOTAL TRANSPORTATION                                     1,555,398
UTILITIES - 4.3%
CELLULAR - 0.2%
AirTouch Communications, Inc. (a)             1,690,000  82,704
Metromedia Fiber Network, Inc. Class A           82,100  2,761
Nextel Communications, Inc. Class A (a)         331,200  11,178
Teleglobe, Inc.                                 200,000  9,276
360 Degrees Communications Co. (a)              229,700  7,178
Vodafone Group PLC sponsored ADR                582,900  60,549
                                                         173,646
ELECTRIC UTILITY - 0.3%
Compania Energertica Minas Gerais           220,000,000  10,680
Duke Energy Corp.                             1,382,000  82,315
Entergy Corp.                                 2,810,000  83,598
Niagara Mohawk Power Corp. (a)                1,139,000  14,807
PG&E Corp.                                    1,249,300  41,227
                                                         232,627
COMMON STOCKS - CONTINUED
                                             SHARES     VALUE (NOTE 1)
                                                        (000S)
UTILITIES - CONTINUED
TELEPHONE SERVICES - 3.8%
AT&T Corp.                                  10,658,900 $ 699,490
Ameritech Corp.                              3,418,400  168,997
BellSouth Corp.                              4,128,700  278,945
Exodus Communications, Inc. (a)                 20,900  585
GTE Corp.                                    1,000,000  59,875
MCI Communications Corp.                     4,323,500  214,013
NEXTLINK Communications, Inc. Class A (a)       73,800  2,371
Qwest Communications International, Inc.       200,000  7,775
SBC Communications, Inc.                     7,132,800  311,168
Telebras sponsored ADR                         877,700  113,936
Telefonos de Mexico SA sponsored ADR
representing Ord. Class L shares               400,000  22,550
Teleport Communications Group, Inc. Class A (a)1,705,600  100,204
Telecom Italia Mobile Spa                     17,100,000  92,344
WorldCom, Inc. (a)                            14,903,000  641,760
                                                          2,714,013
TOTAL UTILITIES                                           3,120,286
TOTAL COMMON STOCKS
(Cost $43,204,188)                                       69,625,562
NONCONVERTIBLE PREFERRED STOCKS - 0.0%
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
ELECTRICAL EQUIPMENT - 0.0%
Ampex Corp. 8% (a)(g) (Cost $2,318)                4,415  3,432
NONCONVERTIBLE BONDS - 0.0%
                              MOODY'S RATINGS PRINCIPAL
                              (UNAUDITED)     AMOUNT (000S)
RETAIL & WHOLESALE - 0.0%
APPAREL STORES - 0.0%
Lamonts Apparel, Inc. 10 1/4%, 11/1/99
pay-in-kind (b)(e) (Cost $8,515)    -          $ 8,804       308
COMMERCIAL MORTGAGE SECURITIES - 0.0%
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
Bardell Associates Note Trust
12 1/2%, 11/1/08 (g) (Cost $4,453)  -          $ 4,381        $ 4,654
CASH EQUIVALENTS - 3.8%
 SHARES
Taxable Central Cash Fund (d)                2,576,652,128  2,576,652
 MATURITY
 AMOUNT (000S)
Investments in repurchase agreements
(U.S. Treasury obligations), in a joint
 trading account at 5.92%, dated
 3/31/98 due 4/1/98                               $ 159,068    159,042
TOTAL CASH EQUIVALENTS
(Cost $2,735,694)                                            2,735,694
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $45,955,168)                                        $ 72,369,650
LEGEND
(a) Non-income producing
(b) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(c) Affiliated company (see Note 7 of Notes to Financial Statements).
(d) At period end, the seven-day yield of the Taxable Central Cash Fund was 5.63%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $308,000 or 0% of net assets.
(f) Quantity represents number of units held.
(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).
Additional information on each holding is
as follows:
                                               ACQUISITION ACQUISITION
SECURITY                                       DATE        COST (000S)
Ampex Corp. 8%                                 2/16/95     $ 2,318
Atlantis Group, Inc.
 (Trivest/Winston)                             4/16/93     $ 90
Bardell Associates
 Note Trust 12 1/2%
 11/1/08                                       4/19/94     $ 4,453
(h) Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
INCOME TAX INFORMATION
At March 31, 1998, the aggregate cost of investment securities for income tax purposes was $46,028,020,000. Net unrealized appreciation aggregated $26,341,630,000, of which $26,804,189,000 related to appreciated investment securities and $462,559,000 related to depreciated investment securities.
The fund hereby designates approximately $3,105,969,000 as a capital gain dividend for the purpose of the dividend paid deduction. FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNTS) MARCH 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE                    $ 72,369,650
AGREEMENTS OF $159,042) (COST $45,955,168) -
SEE ACCOMPANYING SCHEDULE

CASH                                                                         1

RECEIVABLE FOR INVESTMENTS SOLD                                              148,554

RECEIVABLE FOR FUND SHARES SOLD                                              210,063

DIVIDENDS RECEIVABLE                                                         69,612

INTEREST RECEIVABLE                                                          12,240

OTHER RECEIVABLES                                                            4,820

 TOTAL ASSETS                                                                72,814,940

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED

 REGULAR DELIVERY                                                $ 430,430

 DELAYED DELIVERY                                                 66,262

PAYABLE FOR FUND SHARES REDEEMED                                  312,659

ACCRUED MANAGEMENT FEE                                            25,321

OTHER PAYABLES AND ACCRUED EXPENSES                               11,983

 TOTAL LIABILITIES                                                           846,655

NET ASSETS                                                                  $ 71,968,285

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                             $ 43,487,831

UNDISTRIBUTED NET INVESTMENT INCOME                                          152,096

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                        1,914,146
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                    26,414,212
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 661,382 SHARES OUTSTANDING                                  $ 71,968,285

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                               $108.82
($71,968,285 (DIVIDED BY) 661,382 SHARES)

MAXIMUM OFFERING PRICE PER SHARE (100/97 OF $108.82)                         $112.19


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS  YEAR ENDED MARCH 31, 1998

INVESTMENT INCOME                                                          $ 682,850
DIVIDENDS (INCLUDING $48,257 RECEIVED FROM
AFFILIATED ISSUERS)

INTEREST                                                                    166,871

 TOTAL INCOME                                                               849,721

EXPENSES

MANAGEMENT FEE                                                $ 366,402
BASIC FEE

 PERFORMANCE ADJUSTMENT                                        (102,362)

TRANSFER AGENT FEES                                            112,966

ACCOUNTING FEES AND EXPENSES                                   934

NON-INTERESTED TRUSTEES' COMPENSATION                          317

CUSTODIAN FEES AND EXPENSES                                    2,331

REGISTRATION FEES                                              1,511

AUDIT                                                          396

LEGAL                                                          488

INTEREST                                                       1

MISCELLANEOUS                                                  286

 TOTAL EXPENSES BEFORE REDUCTIONS                              383,270

 EXPENSE REDUCTIONS                                            (8,370)      374,900

NET INVESTMENT INCOME                                                       474,821

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES (INCLUDING REALIZED GAIN OF $348,641    4,386,639
 ON SALES OF AFFILIATED ISSUERS)

 FOREIGN CURRENCY TRANSACTIONS                                 (230)        4,386,409

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                         17,839,610

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES                  (317)        17,839,293

NET GAIN (LOSS)                                                             22,225,702

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                            $ 22,700,523
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                     YEAR ENDED     YEAR ENDED
                                                         MARCH 31,      MARCH 31,
                                                         1998           1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 474,821      $ 945,962
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                 4,386,409      1,163,977

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     17,839,293     2,622,185

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          22,700,523     4,732,124
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (794,010)      (718,653)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                   (3,324,791)    (8,153,202)

 TOTAL DISTRIBUTIONS                                      (4,118,801)    (8,871,855)

SHARE TRANSACTIONS                                        11,459,995     9,169,545
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            4,050,132      8,742,406

 COST OF SHARES REDEEMED                                  (13,367,016)   (18,707,881)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          2,143,111      (795,930)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 20,724,833     (4,935,661)

NET ASSETS

 BEGINNING OF PERIOD                                      51,243,452     56,179,113

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT   $ 71,968,285   $ 51,243,452
INCOME OF $152,096 AND $544,318, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                     119,540        115,978

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  44,167         118,619

 REDEEMED                                                 (141,304)      (237,540)

 NET INCREASE (DECREASE)                                  22,403         (2,943)


FINANCIAL HIGHLIGHTS
     YEARS ENDED MARCH 31,

                                    1998      1997     1996      1995      1994


SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING          $ 80.20   $ 87.52   $ 72.44   $ 69.72   $ 68.44
OF PERIOD

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME               .73 C     1.38 C    .79       .27       .61

 NET REALIZED AND UNREALIZED         34.35     5.25      19.57     5.22      7.92
 GAIN (LOSS)

 TOTAL FROM INVESTMENT OPERATIONS    35.08     6.63      20.36     5.49      8.53

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME          (1.25)    (1.10)    (.59)     (.14)     (.75)

 FROM NET REALIZED GAIN              (5.21)    (12.85)   (4.69)    (2.63)    (6.50)

 TOTAL DISTRIBUTIONS                 (6.46)    (13.95)   (5.28)    (2.77)    (7.25)

NET ASSET VALUE,                    $ 108.82  $ 80.20   $ 87.52   $ 72.44   $ 69.72
END OF PERIOD

TOTAL RETURN A, B                    45.41%    9.11%     28.43%    8.21%     12.94%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD           $ 71,968  $ 51,243  $ 56,179  $ 39,803  $ 33,119
(IN MILLIONS)

RATIO OF EXPENSES TO AVERAGE         .62%      .66%      .95%      .99%      1.00%
NET ASSETS

RATIO OF EXPENSES TO AVERAGE         .61% D    .64% D    .92% D    .96% D    .99% D
NET ASSETS AFTER EXPENSE
REDUCTIONS

RATIO OF NET INVESTMENT INCOME TO    .77%      1.75%     .95%      .39%      1.07%
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE              34%       67%       155%      120%      132%

AVERAGE COMMISSION RATE E           $ .0328   $ .0394


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended March 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Magellan Fund(the fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue an unlimited number of shares. Effective at the close of business on September 30, 1997, the fund was closed to new accounts. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INCOME TAXES - CONTINUED
that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information." INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, partnerships, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase
2. OPERATING POLICIES -
CONTINUED
JOINT TRADING ACCOUNT -
CONTINUED
agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the
Cash Fund) managed by Fidelity Investments Money Management, Inc., (formerly FMR Texas, Inc.) an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued basis or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the statement of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not isssue the securities due to political, economic, or other factors.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from
2. OPERATING POLICIES -
CONTINUED
RESTRICTED SECURITIES - CONTINUED
registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $9,786,000 or 0% of net assets.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $19,650,713,000 and $21,856,615,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .43% of average net assets after the performance adjustment.
SALES LOAD. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, received sales charges of $10,307,000 on sales of shares of the fund of which $20,000 was paid to securities dealers, banks and other financial institutions.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an
affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $4,101,000 for the period.
5. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balance during the period for which the loan was outstanding amounted to $6,176,000. The weighted average interest rate was 5.8%
6. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $4,455,000 under this arrangement.
In addition the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $32,000 and $3,883,000, respectively, under these arrangements.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
AMOUNTS IN THOUSANDS             PURCHASE   SALES    DIVIDEND  VALUE
AFFILIATE                        COST       COST     INCOME
AK Steel Holding Corp.           $ -       $ 35,399 $ 2,154   $ -
Aeroquip Vickers, Inc.             49,433    94,484   1,742     83,337
Anadarko Petroleum Corp.           -         -        1,265    290,976
Apache Corp.                       -          1,717   -         -
Assisted Living Concepts, Inc.     -         -        -         23,852
Black & Decker Corp.               -         20,313   2,853    287,588
CSX Corp.                          -        121,961   3,154     -
Canadian Natural Resources Ltd.    -         -        -        124,790
Carematrix Corp.                   43        -        -         27,647
Carlisle Companies, Inc.           -          7,166   -         -
Case Corp.                         -         10,678   1,300    435,891
Centex Corp.                       -          1,457   -         -
Centex Construction Products, Inc. -          4,424   136       -
Chesapeake Energy Corp.            -         20,179   72        -
Cincinnati Milacron, Inc.          -         37,567   629       -
Comdisco, Inc.                     -         15,489   1,098    229,693
Dresser Industries, Inc.           -         31,222   5,319     -
Echlin, Inc.                       -         16,244   1,685     -
Enron Oil & Gas Co.                -         19,080   255       -
Global Marine, Inc.                -          8,295   -         -
Guitar Center, Inc.                -          -       -         -
7. TRANSACTIONS WITH AFFILIATED COMPANIES - CONTINUED
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES - CONTINUED
AMOUNTS IN THOUSANDS              PURCHASE   SALES    DIVIDEND  VALUE
AFFILIATE                         COST       COST     INCOME
Halter Marine Group, Inc.        $ -        $  3,375  $ -     $ 24,364
Hanna (M.A.) Co.                   2,322        -       1,182   68,826
Host Marriott Services Corp.       -            -       -       44,241
Host Marriott Corp.                -           8,613    -      280,718
IDEX Corp.                         -            -       806     59,238
Lafarge Corp.                      2,287        -       2,171  191,130
Landstar System, Inc.              -           5,714    -       29,064
Leggett & Platt, Inc.              -          40,963  3,988    329,630
Maytag Co.                         -          60,412  3,675    -
Medusa Corp.                       -           6,389    958     88,381
NACCO Industries, Inc. Class A     -          20,836    -      -
Noble Affiliates, Inc.             -          65,082    467    -
Nucor Corp.                        -          13,184    919    -
Oakwood Homes Corp.                -            -       149    136,216
Omnicom Group, Inc.                -            4,816  4,128   400,105
Owens-Corning                      -            -        -     -
Pegasus Communications Corp.
 Class A                           -            1,120    -     -
Pioneer Natural Resources Co.      -             -       -     -
Prime Hospitality Corp.            -             -       -      60,013
Pulte Corp.                        -            7,808   538     98,017
Renaissance Energy Ltd.            -           54,176    -     143,829
Revco (D.S.), Inc.                 -            2,211    -     -
Robert Half International, Inc.    -            8,511    -     -
Sherwin-Williams Co.               -           52,788  3,228   -
Smith (A.O.) Corp. Class B         -            9,246   713     40,186
Sonat, Inc.                        -           73,657  1,197   -
Southdown, Inc.                    -            7,265   154    -
Swift Transportation Co., Inc.     -             -       -      85,158
Synetic, Inc.                      -             -       -      60,050
Toll Brothers, Inc.                -           11,266    -     -
Trinity Industries, Inc.           -            7,485  2,322   176,412
UCAR International, Inc.           -           28,632    -      85,535
USG Corp.                          -           11,950    -     130,754
TOTALS                     $ 54,085      $951,174  $48,257 $ 4,035,641
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and the Shareholders of Fidelity Magellan Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Magellan Fund, including the schedule of portfolio investments, as of March 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Magellan Fund as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
/s/COOPERS & LYBRAND L.L.P.             COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
May 1, 1998
DISTRIBUTIONS


The Board of Trustees of Fidelity Magellan Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
PAY DATE                            5/5/97 12/8/97 5/4/98
RECORD DATE                         5/2/97 12/5/97 5/1/98
DIVIDENDS                           $.75   $.50    $.20
SHORT-TERM
CAPITAL GAINS                          -   $.75    $.11
LONG-TERM
CAPITAL GAINS                       $1.46  $3.00   $2.51
LONG-TERM
CAPITAL GAIN BREAK DOWN:
 28% rate                           100%   28.33%  11.83%
 20% rate                           -      71.67%  88.17%
A total of 48% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
4001 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI





INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail Johnson, Vice President
Robert Stansky, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
State Street Bank and Trust Company
North Quincy, MA
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Contrafund II
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export and Multinational Fund
Fidelity Fifty
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(registered trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
TechnoQuantGrowth Fund
SM
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress 1-800-544-5555
SM
* INDEPENDENT TRUSTEES
 AUTOMATED LINE FOR QUICKEST SERVICE